UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 7, 2005

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On September 7, 2005, Marsh & McLennan Companies, Inc. (the "Company") issued a press release announcing the signing of an agreement to sell Crump Group, Inc., the Company's U.S.-based wholesale broking operation, to an affiliate of J.C. Flowers & Co. LLC, a New York-based private equity firm. The press release is attached as Exhibit 99.1 hereto.

Item 9.01.   Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

99.1	Press release issued by Marsh & McLennan Companies, Inc. on

                               September 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By: /s/ Bart Schwartz

Name: Bart Schwartz

Title:   Vice President & Deputy

              General Counsel

Date:	September 9, 2005

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Marsh & McLennan Companies, Inc. on September 7, 2005

4